                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 30, 2000
                                               ---------------------------------


                       AIRPORT SYSTEMS INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



           KANSAS                     0-22760                 48-1099142
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 (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)             File Number)         Identification No.)



11300 West 89th Street, Overland Park, Kansas                    66214
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     (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code           (913)-495-2614
                                                  ------------------------------



                                 Not applicable
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          (Former name or former address, if changed since last report)






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ITEM 5.      OTHER EVENTS

On October 30, 2000, Airport Systems International, Inc. announced that it has been awarded navaid contracts in the United States, Asia and Africa for a total value of $7.0 million. In the largest of the contracts, prime contractor SAIC has issued a subcontract to replace up to 136 instrument landing system localizer antennas. The first phase includes delivery and installation of five systems over the next four months. The second phase includes options for an additional 131 systems to be delivered over 12 months. These systems will be installed at U.S.A.F. bases in the U.S. and throughout the world.

The other U.S. contracts include orders to supply the FAA with twenty-eight (28) Portable Instrument Landing System Receivers (PIRs) and an ILS to the Red Wing, Minnesota airport. The contracts in Asia and Africa are for very high-frequency omni-range (VOR) and distance measuring (DME) equipment. The Company expects to ship a significant portion of these contracts in the second and third fiscal quarters.

FORWARD LOOKING COMMENTS

The discussions set forth in this Form 8-K may contain forward-looking comments based on current expectations that involve a number of risks and uncertainties. Actual results could differ materially from those projected or suggested in the forward-looking comments. The difference could be caused by a number of factors, including, but not limited to the factors and conditions which are described in the Company's other SEC filings, including the Form 10-KSB for the year ended April 30, 2000. The reader is cautioned that the Company does not have a policy of updating or revising forward-looking statements and thus he or she should not assume that silence by management of the Company over time means that actual events are bearing out as estimated in such forward-looking statements.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: October 30, 2000

                                       AIRPORT SYSTEMS INTERNATIONAL, INC.


                                       By:    /S/  THOMAS C. CARGIN
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                                       Thomas C. Cargin, Vice President of
                                       Finance and Administration, Secretary and
                                       Principal Accounting Officer







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                                  EXHIBIT INDEX

         Exhibit
           No.             Description
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
         99.1              Press Release dated October 30, 2000











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